Long-Term Debt	6 Months Ended
Jun. 30, 2026
Debt Disclosure [Abstract]
Long-Term Debt
Note 7: Long-Term Debt
On May 20, 2026, American Water Capital Corp. (“AWCC”), the Company’s wholly owned finance subsidiary, completed the sale of $500 million aggregate principal amount of its 4.625% Senior Notes due 2029. At the closing of this offering, AWCC received, after deduction of underwriting discounts and before deduction of offering expenses, net proceeds of approximately $498 million. AWCC used the net proceeds of the offering (i) to repay a portion at maturity of its 3.625% Exchangeable Senior Notes due 2026 (the “Exchangeable Notes”); (ii) to repay a portion of its commercial paper obligations; and (iii) for general cor porate purpose
s.
On April 1, 2026, AWCC completed the sale of $700 million aggregate principal amount of its 5.200% Senior Notes due 2036. At the closing of this offering, AWCC received, after deduction of underwriting discounts and before deduction of offering expenses, net proceeds of approximately $695 million. AWCC used the net proceeds of the offering (i) to lend funds to American Water and the Company’s regulated subsidiaries; (ii) to repay its commercial paper obligations; and (iii) for general corporate purposes.
During the six months ended June 30, 2026, the Company’s regulated subsidiaries issued in the aggregate $94 million of private activity bonds and government funded debt in multiple transactions with annual interest rates ranging from 0.00% to 1.74%, a weighted average interest rate of 1.33% and maturity dates ranging from 2031 through 2058. The private activity bonds and government funded debt issued by the Company’s regulated subsidiaries during the six months ended June 30, 2026, were collateralized. During the six months ended June 30, 2026, AWCC and the Company’s regulated subsidiaries made sinking fund payments for, or repaid at maturity, $1,061 million in aggregate principal amount of outstanding long-term debt, with annual interest rates ranging from 0.00% to 7.54%, a weighted average interest rate of 3.69% and maturity dates ranging from 2026 to 2061.
As of June 30, 2026, the Company had entered into three treasury lock agreements, with a term of seven years and an aggregate notional amount totaling $75 million, to reduce interest rate exposure on expected future debt issuances. These treasury lock agreements terminate in October 2026 and have an average fixed interest rate of 4.39%. The Company designated these treasury lock agreements
as cash flow hedges, with their fair value recorded in accumulated other comprehensive gain or loss.
In May 2026, the Company terminated one treasury lock agreement, designated as a cash flow hedge, with a term of three years and a notional amount of $400 million, realizing a pre-tax
gain of less than $1 million recorded in accumulated other comprehensive income. The gain will be amortized through Interest expense over a three-year
period, in accordance with the tenor of the notes issued on May 20, 2026.
In May 2026, the Company terminated five treasury lock agreements, previously designated as cash flow hedges, with a term of 30 years and an aggregate notional amount totaling $175 million, realizing a pre-tax
gain of $7 million included in Other, net in the accompanying Consolidated Statements of Operations.
In March 2026, the Company terminated 10 treasury lock agreements, designated as cash flow hedges, with a term of 10 years and an aggregate notional amount totaling $600 million, realizing a pre-tax
net gain of $3 million recorded in accumulated other comprehensive income. The gain will be amortized through Interest expense over a
10-year
period, in accordance with the tenor of the notes issued on April 1, 2026.
No ineffectiveness was recognized on hedging instruments for the three and six months ended June 30, 2026 or 2025.
On June 29, 2023, AWCC issued $1,035 million aggregate principal amount of Exchangeable Notes. The Exchangeable Notes matured in full on June 15, 2026, and the Company repaid, in cash, the outstanding principal balance.